UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

STRATEGIC BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 34.4%
CONSUMER DISCRETIONARY - 2.1%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	160,000	$60,000	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	5,000	1,900	(a)

Total Automobiles				61,900

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	35,000	32,200

Hotels, Restaurants & Leisure - 0.1%
MGM MIRAGE Inc., Notes	6.750%	9/1/12	80,000	76,000
Station Casinos Inc., Senior Notes	7.750%	8/15/16	15,000	1,162	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	75,000	469	(a)(b)

Total Hotels, Restaurants & Leisure				77,631

Media - 1.7%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	28,950	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	100,000	121,120
Comcast Corp., Notes	6.500%	1/15/15	140,000	157,755
Comcast Corp., Notes	5.875%	2/15/18	10,000	10,704
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,563
DISH DBS Corp., Senior Notes	6.625%	10/1/14	75,000	75,750
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	60,000	74,974
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	240,000	290,901
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	40,000	42,097
Time Warner Inc., Senior Notes	7.625%	4/15/31	70,000	80,170

Total Media				934,984

Multiline Retail - 0.1%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	26,872	27,544	(d)

TOTAL CONSUMER DISCRETIONARY				1,134,259

CONSUMER STAPLES - 1.6%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	100,000	103,354
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	40,000	40,202	(c)
Diageo Finance BV	3.250%	1/15/15	70,000	70,349

Total Beverages				213,905

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	70,000	78,395
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	171,939	182,815

Total Food & Staples Retailing				261,210

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	152,743

Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	100,000	103,250	(c)

Tobacco - 0.2%
Altria Group Inc., Senior Notes	8.500%	11/10/13	60,000	70,189
Reynolds American Inc., Senior Notes	7.250%	6/1/12	70,000	76,511

Total Tobacco				146,700

TOTAL CONSUMER STAPLES				877,808

ENERGY - 3.5%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	55,000	54,725

Oil, Gas & Consumable Fuels - 3.4%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	190,000	214,102
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	100,000	98,500
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	15,000	15,112
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	55,000	55,275

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	185,000	$212,933
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	41,300	(c)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	225,000	239,264
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	80,000	98,392
Hess Corp., Notes	8.125%	2/15/19	30,000	36,629
Hess Corp., Notes	7.875%	10/1/29	20,000	24,028
Hess Corp., Notes	7.300%	8/15/31	130,000	148,558
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	21,509
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	10,000	9,400
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	5,000	4,725
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	65,000	64,118
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	50,000	54,111
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	32,944
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	40,000	41,300	(c)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	5,000	4,900	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	130,000	129,137
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	20,000	22,215
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	75,000	77,156
Williams Cos. Inc., Debentures	7.500%	1/15/31	96,000	105,772
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	48,369
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	33,747
XTO Energy Inc., Senior Notes	6.500%	12/15/18	40,000	46,244
XTO Energy Inc., Senior Notes	6.750%	8/1/37	10,000	11,748

Total Oil, Gas & Consumable Fuels				1,891,488

TOTAL ENERGY				1,946,213

FINANCIALS - 17.1%
Capital Markets - 2.8%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	90,000	84,825	(e)(f)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	90,000	103,022
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	250,000	248,160
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	133,525	(a)(b)(c)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	80,000	400	(a)(e)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	630,000	3,150	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	30,000	32,380
Morgan Stanley, Medium-Term Notes	0.701%	10/18/16	80,000	73,261	(e)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	600,000	613,199
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	256,775

Total Capital Markets				1,548,697

Commercial Banks - 4.7%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	110,000	111,269	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	100,000	106,886
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	71,034	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	30,000	30,207	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	150,000	163,125	(c)(e)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	190,000	57,000	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	170,000	442	(a)(b)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	120,000	113,141	(c)(e)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	40,800	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	120,000	118,420	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	100,000	97,748	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	100,862	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	100,000	99,354	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	75,000	96,797	(c)(e)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	150,000	140,751	(c)(e)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	100,000	100,152
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	30,000	29,168

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	$95,795
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	60,000	56,870
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	160,000	159,690	(c)(e)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	170,000	118,027	(c)(e)(f)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	80,000	66,035	(e)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	510,000	536,214
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	92,184

Total Commercial Banks				2,601,971

Consumer Finance - 2.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	120,000	117,900	(e)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	90,000	95,649
Ford Motor Credit Co., LLC, Senior Notes	5.507%	6/15/11	183,000	186,889	(e)
GMAC Inc., Notes	1.750%	10/30/12	130,000	130,834
GMAC Inc., Senior Notes	7.250%	3/2/11	6,000	6,135
GMAC Inc., Senior Notes	6.875%	9/15/11	87,000	88,849
GMAC Inc., Senior Notes	6.750%	12/1/14	107,000	107,535
SLM Corp., Medium-Term Notes	5.000%	10/1/13	160,000	152,977
SLM Corp., Medium-Term Notes	5.375%	5/15/14	335,000	317,595
SLM Corp., Medium-Term Notes	5.050%	11/14/14	40,000	37,052
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	50,000	38,692
SLM Corp., Senior Notes	4.341%	4/1/14	60,000	52,006	(e)

Total Consumer Finance				1,332,113

Diversified Financial Services - 5.6%
Bank of America Corp., Subordinated Notes	7.400%	1/15/11	80,000	83,728
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	520,000	514,622
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	40,000	40,294
Citigroup Inc., Senior Notes	6.010%	1/15/15	730,000	767,709
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	280,000	291,277	(c)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	324,639
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	300,000	283,500	(e)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	120,000	130,510
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	260,000	274,936
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	130,000	137,357
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	140,000	150,926
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	109,250	(c)

Total Diversified Financial Services				3,108,748

Insurance - 1.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	140,000	104,300
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	30,000	27,917
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	110,000	111,063
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	245,700
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	78,546
Teachers Insurance & Annuity Association of America—College Retirement Equity Fund, Notes	6.850%	12/16/39	80,000	87,066	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	130,000	128,144	(e)

Total Insurance				782,736

Real Estate Management & Development - 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	150,000	130,125

TOTAL FINANCIALS				9,504,390

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	39,888

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - 0.9%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	40,000	$41,500
DaVita Inc., Senior Notes	6.625%	3/15/13	65,000	65,731
HCA Inc., Senior Notes	6.300%	10/1/12	14,000	14,052
HCA Inc., Senior Notes	5.750%	3/15/14	151,000	143,261
HCA Inc., Senior Secured Notes	9.625%	11/15/16	9,000	9,664	(d)
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	75,000	76,125
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	15,000	12,300
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	60,000	64,163
WellPoint Inc., Notes	5.875%	6/15/17	10,000	10,752
WellPoint Inc., Notes	7.000%	2/15/19	40,000	45,436

Total Health Care Providers & Services				482,984

Pharmaceuticals - 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	110,000	124,460
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	66,423	(c)
Wyeth, Notes	5.950%	4/1/37	110,000	115,562

Total Pharmaceuticals				306,445

TOTAL HEALTH CARE				829,317

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
Boeing Co., Senior Notes	6.000%	3/15/19	50,000	55,256
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	20,503

Total Aerospace & Defense				75,759

Airlines - 0.7%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	337,079	337,079
United Airlines Inc., Notes	9.750%	1/15/17	40,000	42,100

Total Airlines				379,179

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	35,000	41,563
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	54,000	57,847

Total Road & Rail				99,410

TOTAL INDUSTRIALS				554,348

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	10,873

MATERIALS - 1.0%
Chemicals - 0.1%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	80,000	83,600

Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	50,000	51,125
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	25,000	0	(a)(b)(g)

Total Containers & Packaging				51,125

Metals & Mining - 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	80,000	89,119
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	33,822
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	30,000	33,001
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	45,000	45,563
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	5,950
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	5,000	5,975
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	10,000	12,300
Vale Overseas Ltd., Notes	6.875%	11/21/36	90,000	93,334
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	110,250	(c)

Total Metals & Mining				429,314

TOTAL MATERIALS				564,039

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.2%
AT&T Inc., Global Notes	5.500%	2/1/18	140,000	148,868
AT&T Inc., Global Notes	5.800%	2/15/19	30,000	32,124

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
AT&T Inc., Global Notes	6.550%	2/15/39	70,000	$73,831
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	260,000	279,855
Intelsat Corp., Senior Notes	9.250%	8/15/14	20,000	20,600
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	10,000	10,700
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	15,000	15,825	(c)
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	200,000	207,035
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	70,000	71,575
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	425,000	435,670
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	345,000	374,885
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	60,000	65,362
Windstream Corp., Senior Notes	8.625%	8/1/16	15,000	15,412

Total Diversified Telecommunication Services				1,751,742

Wireless Telecommunication Services - 0.8%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	40,000	42,455
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	40,000	41,700
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	34,182
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	325,000	339,625

Total Wireless Telecommunication Services				457,962

TOTAL TELECOMMUNICATION SERVICES				2,209,704

UTILITIES - 2.6%
Electric Utilities - 1.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	14,000	15,341
Exelon Corp., Bonds	5.625%	6/15/35	195,000	181,671
FirstEnergy Corp., Notes	7.375%	11/15/31	245,000	254,240
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	110,000	113,641

Total Electric Utilities				564,893

Independent Power Producers & Energy Traders - 1.6%
AES Corp., Senior Notes	9.375%	9/15/10	93,000	96,022
AES Corp., Senior Notes	7.750%	3/1/14	16,000	16,440
AES Corp., Senior Notes	7.750%	10/15/15	50,000	51,125
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	45,000	46,238	(c)
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	10,000	7,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	20,000	12,900
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	10,000	7,475
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	813,656	557,354	(d)
NRG Energy Inc., Senior Notes	7.250%	2/1/14	25,000	25,250
NRG Energy Inc., Senior Notes	7.375%	2/1/16	60,000	59,700

Total Independent Power Producers & Energy Traders				880,104

TOTAL UTILITIES				1,444,997

TOTAL CORPORATE BONDS & NOTES (Cost - $20,393,882)				19,075,948

ASSET-BACKED SECURITIES - 4.4%
FINANCIALS - 4.4%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	100,000	99,990	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	104,487	(c)

Total Automobiles				204,477

Home Equity - 4.0%
Accredited Mortgage Loan Trust, 2005-3 A1	0.486%	9/25/35	90,489	80,258	(e)
ACE Securities Corp., 2006-SL2 A	0.416%	1/25/36	471,754	28,427	(e)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.046%	8/25/32	37,546	11,591	(e)
Bear Stearns Asset-Backed Securities Trust, 2004-BO1 1A2	0.596%	9/25/34	132,996	129,772	(e)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.496%	6/25/34	89,584	20,631	(e)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.530%	12/15/33	417,640	85,742	(c)(e)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	11/15/28	514,475	380,055	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity - continued
First Horizon ABS Trust, 2006-HE1 A	0.406%	10/25/34	540,591	$239,967	(e)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.996%	2/25/31	493,799	356,596	(c)(e)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	55,927	57,872
GSAMP Trust, 2006-S2 A2	0.346%	1/25/36	190,146	13,572	(e)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.416%	4/25/36	282,231	72,895	(e)
Lehman XS Trust, 2006-14N 1A1B	0.456%	9/25/46	628,176	242,739	(e)
SACO I Trust, 2006-4 A1	0.416%	3/25/36	312,256	56,649	(e)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	3,130	0	(b)(c)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.476%	2/25/37	302,424	133,498	(e)
Washington Mutual Inc. Asset-Backed Certificates, 2007-HE3 2A5	0.496%	5/25/37	606,781	298,301	(e)

Total Home Equity				2,208,565

Manufactured Housing - 0.1%
Mid-State Trust, 6 A1	7.340%	7/1/35	36,906	36,656

TOTAL ASSET-BACKED SECURITIES (Cost - $5,388,223)				2,449,698

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.2%
American Home Mortgage Investment Trust, 2005-1 6A	2.394%	6/25/45	474,619	375,459	(e)
Banc of America Mortgage Securities, 2005-H 2A1	4.789%	9/25/35	339,212	285,333	(e)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.198%	12/25/34	101,185	93,822	(e)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	125,000	133,926	(e)
Commercial Mortgage Pass-Through Certificates, 2001-J2A A1	5.447%	7/16/34	229,649	236,035	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.470%	7/20/35	399,569	224,561	(e)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.559%	11/20/35	471,351	249,190	(e)
Countrywide Alternative Loan Trust, 2005-72 A1	0.516%	1/25/36	443,030	268,822	(e)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	200,000	110,712
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.456%	7/25/36	532,921	270,109	(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.546%	5/25/35	321,955	191,203	(e)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.549%	2/15/39	700,000	722,395	(e)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	4.909%	8/25/35	207,509	153,536	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.447%	3/19/45	295,503	172,961	(e)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.391%	3/19/46	415,865	177,268	(e)
First Union National Bank Commercial Mortgage, 2000-C1 IO	1.165%	5/17/32	1,600,965	45,823	(b)(e)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.847%	10/25/35	255,113	172,359	(e)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.587%	1/19/35	355,557	193,525	(e)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.637%	11/19/34	305,849	187,815	(e)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	3.573%	3/25/35	193,833	130,198	(e)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	176,860	114,402
Merit Securities Corp., 11PA B2	1.747%	9/28/32	89,445	69,662	(c)(e)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-7 A4	5.747%	6/12/50	740,000	679,858	(e)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.957%	7/12/17	760,000	753,963	(e)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	5.090%	3/25/36	565,376	347,931	(e)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.696%	1/25/37	195,332	110,769	(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Residential Accredit Loans Inc., 2006-QO7 3A2	0.451%	9/25/46	300,000	$107,605	(e)
Sequoia Mortgage Trust, 2003-2 A2	0.931%	6/20/33	324,724	278,205	(e)
Structured ARM Loan Trust, 2005-19XS 1A1	0.566%	10/25/35	377,410	224,294	(e)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	3.460%	8/25/35	41,002	26,608	(e)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.456%	5/25/36	341,069	183,145	(e)
Structured Asset Securities Corp., 2005-GEL2 A	0.526%	4/25/35	179,719	156,281	(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.442%	3/20/47	415,865	46,161	(b)(c)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.516%	12/25/45	510,394	390,300	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.536%	12/25/45	276,795	185,864	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR7 A3	4.425%	8/25/35	700,000	551,878	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.451%	7/25/46	645,869	386,570	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.508%	9/25/36	273,359	221,718	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.281%	7/25/47	756,504	214,640	(e)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	5.216%	4/25/36	139,562	125,869	(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $13,534,525)				9,570,775

COLLATERALIZED SENIOR LOAN - 0.4%
INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., Term Loan B2 (Cost - $236,904)	3.032 - 3.040%	6/30/10	243,750	216,204	(c)(h)(i)

MORTGAGE-BACKED SECURITIES - 21.2%
FHLMC - 3.8%
Federal Home Loan Mortgage Corp. (FHLMC)	5.779%	2/1/37	54,353	57,623	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.895%	4/1/37	319,517	339,229	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.762%	5/1/37	238,257	252,822	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.845%	5/1/37	162,188	171,732	(e)
Federal Home Loan Mortgage Corp. (FHLMC)	5.561%	1/1/38	469,391	496,459	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	725,787	767,702

Total FHLMC				2,085,567

FNMA - 13.6%
Federal National Mortgage Association (FNMA)	5.000%	4/13/10	500,000	515,859	(j)
Federal National Mortgage Association (FNMA)	5.500%	4/19/25	2,100,000	2,246,345	(j)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	6,285	7,289
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	24,615	27,891
Federal National Mortgage Association (FNMA)	5.000%	6/1/35-2/1/36	1,841,899	1,906,335
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	307,306	324,453
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	608,299	660,204
Federal National Mortgage Association (FNMA)	6.000%	7/1/38	74,654	79,403
Federal National Mortgage Association (FNMA)	4.500%	4/13/40	300,000	300,750	(j)
Federal National Mortgage Association (FNMA)	6.000%	4/13/40	600,000	637,406	(j)
Federal National Mortgage Association (FNMA)	6.500%	4/13/40	800,000	867,125	(j)

Total FNMA				7,573,060

GNMA - 3.8%
Government National Mortgage Association (GNMA)	5.000%	4/20/40	100,000	103,719	(j)
Government National Mortgage Association (GNMA)	5.500%	4/20/40	900,000	951,335	(j)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
GNMA - continued
Government National Mortgage Association (GNMA)	6.000%	4/20/40	1,000,000		$1,070,672	(j)

Total GNMA					2,125,726

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $11,450,453)					11,784,353

MUNICIPAL BONDS - 0.2%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	50,000		50,227

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	40,000		39,715
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	20,000		19,904

Total Georgia					59,619

TOTAL MUNICIPAL BONDS (Cost - $110,410)					109,846

SOVEREIGN BONDS - 3.7%
Greece - 0.3%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	130,000	EUR	175,871

Italy - 0.6%
Region of Lombardy	5.804%	10/25/32	325,000		313,592

Japan - 0.5%
Japan Bank for International Coop., Senior Notes	2.875%	2/2/15	260,000		260,693

Mexico - 0.8%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	145,000		160,080
United Mexican States, Medium-Term Notes	5.625%	1/15/17	270,000		290,250

Total Mexico					450,330

Russia - 0.4%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	175,000		248,447	(c)

Supranational - 1.1%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	540,000		584,344

TOTAL SOVEREIGN BONDS (Cost - $1,933,922)					2,033,277

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 16.8%
U.S. Government Agencies - 2.2%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	400,000		419,010	(c)
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	70,000		69,923
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	130,000		147,304
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	130,000		163,841
Federal National Mortgage Association (FNMA), zero coupon bond	0.000%	10/9/19	120,000		70,374
Tennessee Valley Authority	5.250%	9/15/39	60,000		59,553
Tennessee Valley Authority, Bonds	5.980%	4/1/36	270,000		294,129

Total U.S. Government Agencies					1,224,134

U.S. Government Obligations - 14.6%
U.S. Treasury Bonds	3.500%	2/15/39	1,165,000		943,105
U.S. Treasury Bonds	4.250%	5/15/39	530,000		491,244
U.S. Treasury Bonds	4.500%	8/15/39	780,000		753,432
U.S. Treasury Bonds	4.375%	11/15/39	1,760,000		1,664,851
U.S. Treasury Bonds	4.625%	2/15/40	450,000		443,672
U.S. Treasury Notes	2.750%	11/30/16	430,000		418,276
U.S. Treasury Notes	3.250%	3/31/17	290,000		289,728
U.S. Treasury Notes	3.375%	11/15/19	1,199,000		1,157,317
U.S. Treasury Notes	3.625%	2/15/20	1,140,000		1,120,941
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	1,250,000		623,224

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - continued
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/27	500,000	$215,224

Total U.S. Government Obligations				8,121,014

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $9,577,194)				9,345,148

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.7%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	165,474	156,980	(k)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	181,647	192,432
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	65,157	64,776

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $380,362)				414,188

			SHARES
COMMON STOCK - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $2,400)			78	2,239

PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Consumer Finance - 0.0%
GMAC Inc.	7.000%		27	20,583	(c)

Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		3,375	87,223	*(e)

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		10,000	12,700	*(e)
Federal National Mortgage Association (FNMA)	7.000%		400	670	*(e)
Federal National Mortgage Association (FNMA)	8.250%		7,475	9,493	*(e)

Total Thrifts & Mortgage Finance				22,863

TOTAL PREFERRED STOCKS (Cost - $547,945)				130,669

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/20/15	1,250	34,375	*
SemGroup Corp.		11/14/30	82	674	*(b)

TOTAL WARRANTS (Cost - $0)				35,049

			CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	17	2,922
U.S. Treasury 30-Year Bonds Futures, Call @ $120.00		4/23/10	8	500
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	1	172

TOTAL PURCHASED OPTIONS (Cost - $10,303)				3,594

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $63,566,523)				55,170,988

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 10.1%
U.S. Government Agency - 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $50,963)	0.180%	8/23/10	51,000	50,959	(k)(l)

Repurchase Agreement - 10.0%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $5,535,002; (Fully collateralized by various U.S. government agency obligation, 0.000% due 4/28/10; Market value - $5,649,435) (Cost - $5,535,000)	0.010%	4/1/10	5,535,000	5,535,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,585,963)				5,585,959

TOTAL INVESTMENTS - 109.4% (Cost - $69,152,486#)				60,756,947
Liabilities in Excess of Other Assets - (9.4)%				(5,228,542)

TOTAL NET ASSETS - 100.0%				$55,528,405

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of March 31, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	The date shown represents the last in a range of interest reset dates.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	2	$1,325
Eurodollar Futures, Call	9/13/10	99.25	2	1,413
U.S. Treasury 10-Year Notes Futures, Call	4/23/10	118.50	12	937

		STRIKE RATE	NOTIONAL PAR
Interest Rate swaption with Barclays Capital Inc., Call	9/2/14	4.70%	$250,000	7,286
Interest Rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	250,000	10,945
Interest Rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	830,000	24,197
Interest Rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	830,000	36,288

TOTAL WRITTEN OPTIONS (Premiums received - $99,683)				$82,391

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$19,075,948	$0	$19,075,948
Asset-backed securities	—	2,449,698	—	2,449,698
Collateralized mortgage obligations	—	9,570,775	—	9,570,775

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Collateralized senior loan	—	$216,204	—	$216,204
Mortgage-backed securities	—	11,784,353	—	11,784,353
Municipal bonds	—	109,846	—	109,846
Sovereign bonds	—	2,033,277	—	2,033,277
U.S. government & agency obligations	—	9,345,148	—	9,345,148
U.S. treasury inflation protected securities	—	414,188	—	414,188
Common stock	$2,239	—	—	2,239
Preferred stocks	22,863	107,806	—	130,669
Warrants	—	35,049	—	35,049
Purchased options	3,594	—	—	3,594

Total long-term investments	$28,696	$55,142,292	$0	$55,170,988

Short-term investments†	—	5,585,959	—	5,585,959

Total investments	$28,696	$60,728,251	$0	$60,756,947

Other financial instruments:
Written options	$(3,675)	$(78,716)	—	$(82,391)
Futures contracts	(18,393)	—	—	(18,393)
Forward foreign currency contracts	—	9,304	—	9,304
Interest rate swaps‡	—	(64,684)	—	(64,684)
Credit default swaps on credit indices - sell protection‡	—	(24,719)	—	(24,719)
Credit default swaps on credit indices - buy protection‡	—	324,100	—	324,100

Total other financial instruments	$(22,068)	$165,285	—	$143,217

Total	$6,628	$60,893,536	$0	$60,900,164

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2009	—	$216,616	$1,863	$0	$218,479
Accrued premiums/discounts	—	(8)	—	—	(8)
Realized gain/(loss)(1)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(2)	—	7,696	376	674	8,746
Net purchases (sales)	—	(2,585)	—	—	(2,585)
Transfers into Levels 3	—	—	—	—	—
Transfers out of Level 3	—	(221,719)	(2,239)	(674)	(224,632)

Balance as of March 31, 2010	0	—	—	0	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$0	—	—	—	$0

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

Notes to Schedule of Investments (unaudited) (continued)

repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan Participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped Securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(f) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(i) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Schedule of Investments (unaudited) (continued)

(l) Swap Agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Notes to Schedule of Investments (unaudited) (continued)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(m) Swaptions. The Portfolio may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

(n) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,515,909
Gross unrealized depreciation	(9,911,448)

Net unrealized depreciation	$(8,395,539)

At March 31, 2010, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Bonds	2	6/10	$240,694	$239,938	$(756)
U.S. Treasury 2-Year Notes	1	6/10	217,003	216,953	(50)
U.S. Treasury 5-Year Notes	23	6/10	2,650,012	2,641,406	(8,606)
U.S. Treasury 10-Year Notes	62	6/10	7,198,147	7,207,500	9,353

					$(59)

Contracts to Sell:
Euro Bundes Obligationer	4	6/10	664,188	667,743	(3,555)

Notes to Schedule of Investments (unaudited) (continued)

U.S. Treasury 30-Year Bonds	16	6/10	1,843,221	1,858,000	(14,779)

					(18,334)

Net Unrealized Loss on Open Futures Contracts					$(18,393)

During the period ended March 31, 2010, written options transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	3,760,060	154,181
Options written	54	19,953
Options closed	(800,074)	(50,966)
Options expired	(9)	(2,433)
Options exercised	(800,015)	(21,052)

Written options, outstanding March 31, 2010	2,160,016	99,683

At March 31, 2010, the Portfolio held TBA securities with a total cost of $6,679,563.

At March 31, 2010, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	125,000	$169,067	5/18/10	$6,052
Euro	410,000	554,540	5/18/10	3,252

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$9,304

At March 31, 2010, the Portfolio had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO ‡	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$400,000	3/17/20	3.600%	3-Month LIBOR	$281	$6,565
Barclay’s Capital Inc.	140,000	2/15/25	0.000%	3-Month LIBOR	—	(18	)*
Barclay’s Capital Inc.	180,000	2/15/25	0.000%	3-Month LIBOR	—	(942	)*
Barclay’s Capital Inc.	530,000	2/15/25	0.000%	3-Month LIBOR	(47)	(2,488	)*
Morgan Stanley & Co. Inc.	2,700,000	2/28/14	2.908%	3-Month LIBOR	(43)	(66,627)
Morgan Stanley & Co. Inc.	340,000	2/15/25	0.000%	3-Month LIBOR	—	(902	)*
Morgan Stanley & Co. Inc.	480,000	11/15/27	0.000%	3-Month LIBOR	—	(463	)*

Total	$4,770,000				$191	$(64,875)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX)	$2,146,659	6/20/13	3.500% quarterly	$59,540	$(56,922)	$116,462
Credit Suisse First Boston Inc. (ABX.HE.AAA)	335,854	7/25/45	0.180% monthly	(47,859)	(20,595)	(27,264)
Credit Suisse First Boston Inc. (CMBX)	280,000	12/13/49	0.080% monthly	(36,400)	(90,291)	53,891

Total	$2,762,513			$(24,719)	$(167,808)	$143,089

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Citigroup Global Markets Inc. (CMBX)	$200,000	3/22/45	0.100% monthly	$12,750	$19,549	$(6,799)
Credit Suisse First Boston Inc. (CMBX)	300,000	2/17/51	0.960% monthly	157,125	62,792	94,333
Credit Suisse First Boston Inc. (CMBX)	280,000	12/13/49	0.080% monthly	36,400	91,000	(54,600)
Credit Suisse First Boston Inc. (CMBX)	280,000	2/17/51	0.350% monthly	42,000	92,008	(50,008)
Credit Suisse First Boston Inc. (CMBX)	480,000	2/17/51	0.350% monthly	72,000	157,953	(85,953)
Credit Suisse First Boston Inc. (CMBX)	60,000	10/14/52	0.100% monthly	3,825	13,719	(9,894)

Total	$1,600,000			$324,100	$437,021	$(112,921)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$9,353	$(27,746)	$3,594	$(82,391)	—	—	$(64,684)	$(161,874)

Foreign Exchange Contracts	—	—	—	—	$9,304	—	—	9,304

Credit Contracts	—	—	—	—	—	—	299,381	299,381

Other Contracts	—	—	—	—	—	—	—	—

Total	$9,353	$(27,746)	$3,594	$(82,391)	$9,304	—	$234,697	$146,811

During the period ended March 31, 2010, the Portfolio had average market values of $12,138,064, $2,469,103, $3,219, $113,752 and $223,477 in futures contracts (to buy), futures contracts (to sell), purchased options, written options, and forward foreign currency contracts (to sell) respectively, average notional balances in interest rate swap contracts of $4,675,000, average notional balances of $1,650,000 and $2,769,975 in credit default swap contracts to buy protection and credit default swap contracts to sell protection, respectively.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or percentage decrease in the Portfolio’s Net Asset Value or NAV. The contingent features are established within the Portfolio’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $84,259. If a contingent feature would have been triggered as of March 31, 2010, the Portfolio would have been required to pay this amount in cash to its counterparties. The Portfolio did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 26, 2010

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	May 26, 2010